UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2007

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 26, 2007, Ventas, Inc. (“Ventas”) completed the acquisition of substantially all of the assets of Sunrise Senior Living Real Estate Investment Trust (“Sunrise REIT”). That transaction was originally reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 1, 2007. This Amendment is being filed to provide the historical financial statements of Sunrise REIT required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Sunrise REIT as of December 31, 2006 and 2005 and for the years then ended, the unaudited consolidated financial statements of Sunrise REIT as of March 31, 2007 and for the three-month periods ended March 31, 2007 and 2006 and the Reconciliation to United States generally accepted accounting principles for the Sunrise REIT audited consolidated financial statements as of December 31, 2006 and 2005 and for the years then ended and the unaudited consolidated financial statements as of March 31, 2007 and for the three-month periods ended March 31, 2007 and 2006 are filed herewith as Exhibit 99.2, 99.3 and 99.4, respectively, and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated condensed financial statements of Ventas as of March 31, 2007, for the three months then ended and for the year ended December 31, 2006 are filed herewith as Exhibit 99.5 and incorporated in this Item 9.01(b) by reference.

(c)	Exhibits:

Exhibit Number	Description

4.1	Certificate of Designation of Relative Rights, Preferences, Limitations and Other Rights of Series A Senior Preferred Stock of the Company.*

4.2	Form of Letter Agreement dated April 26, 2007 between the Company and the Purchasers of the Shares relating to a limited waiver of the provisions of Article XII of the Certificate of Incorporation, as amended, of the Company.*

10.1	Interim Loan and Guaranty Agreement dated as of April 26, 2007 among the Company, Ventas Realty, Merrill Lynch Capital Corporation, as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Book Runners, and the lenders referred to therein.*

10.2	Purchase Agreement dated April 26, 2007 between the Company, Ventas Realty and the Purchasers named therein.*

10.3	Registration Rights Agreement dated as of April 26, 2007 among the Company and the Purchasers named therein.*

23.1	Consent of Ernst & Young LLP.

99.1	Press release issued by the Company and Sunrise REIT on April 26, 2007.*

99.2	Audited consolidated financial statements of Sunrise REIT as of December 31, 2006 and 2005 and for the years then ended.

99.3	Unaudited consolidated financial statements of Sunrise REIT as of March 31, 2007 and for the three-month periods ended March 31, 2007 and 2006.

99.4	Reconciliation to United States generally accepted accounting principles for the Sunrise REIT audited consolidated financial statements as of December 31, 2006 and 2005 and for the years then ended and the unaudited consolidated financial statements as of March 31, 2007 and for the three-month periods ended March 31, 2007 and 2006.

99.5	Unaudited pro forma consolidated condensed financial statements of Ventas as of March 31, 2007, for the three months then ended and for the year ended December 31, 2006.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: July 9, 2007	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Certificate of Designation of Relative Rights, Preferences, Limitations and Other Rights of Series A Senior Preferred Stock of the Company.*

4.2	Form of Letter Agreement dated April 26, 2007 between the Company and the Purchasers of the Shares relating to a limited waiver of the provisions of Article XII of the Certificate of Incorporation, as amended, of the Company.*

10.1	Interim Loan and Guaranty Agreement dated as of April 26, 2007 among the Company, Ventas Realty, Merrill Lynch Capital Corporation, as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Book Runners, and the lenders referred to therein.*

10.2	Purchase Agreement dated April 26, 2007 between the Company, Ventas Realty and the Purchasers named therein.*

10.3	Registration Rights Agreement dated as of April 26, 2007 among the Company and the Purchasers named therein.*

23.1	Consent of Ernst & Young LLP.

99.1	Press release issued by the Company and Sunrise REIT on April 26, 2007.*

99.2	Audited consolidated financial statements of Sunrise REIT as of December 31, 2006 and 2005 and for the years then ended.

99.3	Unaudited consolidated financial statements of Sunrise REIT as of March 31, 2007 and for the three-month periods ended March 31, 2007 and 2006.

99.4	Reconciliation to United States generally accepted accounting principles for the Sunrise REIT audited consolidated financial statements as of December 31, 2006 and 2005 and for the years then ended and the unaudited consolidated financial statements as of March 31, 2007 and for the three-month periods ended March 31, 2007 and 2006.

99.5	Unaudited pro forma consolidated condensed financial statements of Ventas as of March 31, 2007, for the three months then ended and for the year ended December 31, 2006.

*	Previously filed.